Sterling Construction Company, Inc.









Q2 2021 Earnings Call

August 3, 2021

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: potential risks and uncertainties relating to the ongoing COVID-19 pandemic, including the duration of the COVID-19 pandemic (including new and emerging strains and variants), additional actions that may be taken by governmental authorities to contain the COVID-19 pandemic or to address its impact, including the distribution, effectiveness and acceptance of vaccines, and the potential ongoing or further negative impact of the COVID-19 pandemic on the global economy and financial markets; our business strategy; our financial strategy; our industry outlook; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the "Risk Factors" section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

Second Quarter 2021 Results

Strong management and effective execution of strategic focus delivered another solid quarter despite significant headwinds plaguing the market

- Revenues: $401.7 million
- Net Income: $20.1 million
- Diluted EPS: $0.69
- Combined Backlog was $1.65 billion with a record 12.2% margin at June 30, 2021
- Cash & Cash Equivalents: $93.6 million (at June 30, 2021)
- Cash from operations: $91.5 million (for the six months ended June 30, 2021)

Second Quarter 2021 Highlights

- Strong bottom-line results from all sectors
  - Heavy Civil
    * Strong results from continued shift away from low-bid to alternative delivery, aviation and rail projects
    * Alternative delivery project volumes were up
    * 81% of revenue came from work outside of low-bid heavy highway
  - Residential
    * Record number of slabs poured, up 18% over 2020
    * Expansion into Phoenix
  - Specialty Services
    * Market remains strong with significant activity in E-Commerce Warehousing and Data Centers
    * Expansion into new geographies with core customers and new opportunities with new customers

Backlog Growth And Margin Improvement

	June 30, 2021		December 31, 2020		Book to Burn In 2021
	Amount	Margin %	Amount	Margin%	
Backlog	$1,571 million	12.4%	$1,175 million	12.0%	1.63X
Combined Backlog	$1,646 million	12.2%	$1,532 million	11.8%	1.18X

- Backlog reaches $1.57 billion, up 34% from the end of 2020.
- Combined Backlog which includes unsigned low-bid awards reaches $1.65 billion.
- Backlog gross margin increased 35 bps to 12.4% and Combined Backlog gross margin increased 40 bps to 12.2% from end of 2020.

Consolidated and Segment Results

($MM)	Q2 2021	Q2 2020
Revenues	$401.7	$400.0
Gross Margin	14.0%	14.9%
Operating Income	$32.7	$33.0
Net Income to STRL	$20.1	$18.2
Diluted EPS	$0.69	$0.65
EBITDA [(1)]	$41.0	$41.2

($MM)	Q2 2021	Q2 2020
Heavy Civil		
Revenue	$203.2	$220.4
Operating Income	$4.4	$3.9
Operating Margin	2.2%	1.8%
Specialty Services		
Revenue	$151.9	$135.7
Operating Income	$22.9	$23.2
Operating Margin	15.1%	17.1%
Residential		
Revenue	$46.6	$43.9
Operating Income	$5.4	$6.0
Operating Margin	11.6%	13.8%

(1) See EBITDA Reconciliation on Page 13.

Sterling Construction Company, Inc.

Increased EBITDA and Cash Flow Drives De-levering Strategy


Forward Looking EBITDA Debt Coverage Ratio
4
3.5
3
2.5
2
1.5
1
0.5
0
3.5X
2.3X
Pro Forma Q3 2019
6/30/2021

The Company expects to pursue strategic uses of our liquidity, such as, strategic acquisitions, investing in capital equipment, and managing leverage.

Five Year Credit Facility (the "Facility")

- $400M Term Loan Facility
- $75M Revolving Credit Facility
- Facility proceeds of $400M to acquire Plateau on October 2, 2019.
- Facility originally structured to reduce total funded debt EBITDA coverage from an initial 3.5X to 2.5X or less by the end of 2021.

Key Cash Flow Considerations

- Cash at June 30, 2021, was $93.6 million.
- Cash flows from operations were $91.5M for the period ended June 30, 2021 compared to $52.3M for the comparable prior year period.
- Net CapEx totaled $21.5M for the period ended June 30, 2021 compared to $13.8M for the comparable prior year period.
- 2021 EBITDA guidance of $134M to $144M.
- Additional 2021 noncash expenses expected to be in the $30M to $34M range (NOL utilization, stock based compensation, noncash interest expense, etc.).
- Scheduled term loan debt payments total $24.7M in 2021 and $16.2M in 2022.

Sterling Construction Company, Inc.

Contact Us


CAT
11-57

Company Representative
Sterling Construction Company, Inc.

Ron Ballschmiede
Chief Financial Officer
281-214-0800

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212-836-9607
fbuonocore@equityny.com

Mike Gaudreau
Associate
212-836-9620
mg@equityny.com

Sterling Construction Company, Inc.

Appendix

Strategy Driving Profitable Growth

Revenue (M)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Revenue CAGR: 15.4%
2016
2017
2018
2019
2020
2021E

Cumulative Growth: Gross Profit vs. Revenue



400%
350%
300%
250%
200%
150%
100%
50%
0%
Gross Profit CAGR: 36.5%
2016
2017
2018
2019
2020
2021E
Gross Profit Growth
Revenue Growth

Elevated Combined Backlog with Robust Margins



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
Combined Backlog CAGR: 13.5%
2017
2018
2019
2020
Q2'2021
Combined Backlog (M)
Combined Backlog Margin

Adjusted EBITDA (M)



$140
$120
$100
$80
$60
$40
$20
$0
Adj. EBITDA CAGR: 66.1%
2016
2017
2018
2019
2020
2021E

2021E is calculated with midpoint of FY 2021 guidance

Sterling Construction Company, Inc.

Modeling Considerations*

Revenue	$1,460 to $1,490
Gross Margin	~14%
G&A Expense as % of Revenue	5%
Other Operating Expense Net	$12 to $14
JV Non-Controlling Interest Expense	$2 to $3
Effective Income Tax Rate	29.5% to 30%
Net Income	$55 to $58
Diluted EPS	$1.90 to $2.00
Expected Dilutive Shares Outstanding	29.2 million
EBITDA	$134 to $144

*In millions except for diluted EPS

Three Year Revenue Growth Expectations:	
Heavy Civil	3%-5%
Specialty Services	5%-7%
Residential	7%-9%

Sterling Construction Company, Inc.

Modeling Considerations (Continued)

($MM)

NON-CASH ITEMS	FY 2021 Expectations	FY 2020
Depreciation	$21 to $23	$21.3
Intangible Amortization	$11 to $12	$11.4
Debt Issuance Cost Amortization	$2 to $3	$3.2
Stock-based Compensation	$7 to $9	$11.6
Income Tax Expense (Federal)	25% of Pretax Income	$19.3

OTHER ITEMS	FY 2021 Expectations	FY 2020
Interest Expense, including Debt Issuance	$19 to $20	$29.4
CAPEX, net of disposals	$30 to $35	$30.5
Changes in net Operating Assets and Liabilities (1)	Nil	$10.2

(1) While Sterling will experience quarterly seasonal variations throughout 2021, we do not anticipate a significant change for the full year.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
EBITDA RECONCILIATION
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2021	2020	2021	2020
Net income attributable to Sterling common stockholders	$ 20,056	$ 18,210	$ 30,611	$ 21,325
Depreciation and amortization	8,402	8,256	16,707	16,541
Interest expense, net of interest income	5,725	7,533	11,715	15,237
Income tax expense	8,179	7,248	12,939	8,432
Gain on extinguishment of debt, net	(1,401)	—	(1,064)	—
EBITDA [1]	$ 40,961	$ 41,247	$ 70,908	$ 61,535

[1] The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and net gain on extinguishment of debt.